Exhibit 10.2

PRICELINE.COM INCORPORATED

ISSUER

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

TRUSTEE

INDENTURE

Dated as of March 10, 2010

1.25% CONVERTIBLE SENIOR NOTES DUE 2015

Section 14.1 Right to Require Repurchase Upon a Designated Event	92

INDENTURE, dated as of March 10, 2010, between PRICELINE.COM INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 800 Connecticut Avenue, Norwalk, Connecticut 06854 (herein called the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability corporation, as Trustee hereunder (herein called the “Trustee”).

RECITALS OF THE COMPANY

The Company has duly authorized the creation of an issue of its 1.25% Convertible Senior Notes due 2015 (the “Securities”) of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF

GENERAL APPLICATION

Section 1.1                                                              Definitions

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1)                                  the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2)                                  all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

(3)                                  the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act,” when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

“Additional Interest” means all amounts, if any, payable pursuant to Section 10.8.

“Additional Securities” means an unlimited amount of Securities (other than the Initial Securities) issued under this Indenture in accordance with Section 3.3, as part of the same series as the Initial Securities.

“Additional Shares” has the meaning specified in Section 12.1.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Member” means any member of, or participant in, the Depositary.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of DTC or any successor Depository, in each case to the extent applicable to such transaction and as in effect from time to time.

“Authenticating Agent” means any Person authorized pursuant to Section 6.12 to act on behalf of the Trustee to authenticate Securities.

“Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.

“Board Resolution” means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

“Business Day,” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

“Cash Percentage” has the meaning specified in Section 12.2.

“Code” has the meaning specified in Section 2.1.

“Common Stock” means the Common Stock, par value $0.008 per share, of the Company authorized at the date of this Indenture as originally executed or as such stock may be constituted from time to time.  Subject to the provisions of Section 12.11, shares issuable upon conversion of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.  Pursuant to Section 12.11, following a Merger Event, references to Common Stock in this Indenture shall be deemed references to Reference Property for purposes of determining the Conversion Obligation.

“common stock” includes any stock of any class of Capital Stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by (i) its Chairman of the Board, its Chief Executive Officer, its President or an Executive Vice President, and by (ii) its Chief Financial Officer, Controller or its Corporate Secretary and delivered to the Trustee.

“Conversion Agent” means any Person authorized by the Company to convert Securities in accordance with Article XII. The Company has initially appointed the Trustee as its Conversion Agent pursuant to Section 10.2.

“Conversion Consideration” has the meaning specified in Section 12.1.

“Conversion Date” has the meaning specified in Section 12.2.

“Conversion Obligation” has the meaning specified in Section 12.1.

“Conversion Price” means at any time the amount equal to $1,000 divided by the then current Conversion Rate.

“Conversion Rate” has the meaning specified in Section 12.1.

“Corporate Trust Office” means the office of the Trustee at which at any particular time the trust created by this Indenture shall be principally administered (which at the date of this Indenture is located at [59 Maiden Lane, New York, NY  10038, Attention: (i) Corporate Trust Administration (priceline.com Incorporated, 1.25% Convertible Senior Notes due 2015)]).

“corporation” means a corporation, company, association, joint-stock company or business trust.

“Daily Conversion Value” means, for each of the 20 consecutive Trading Days during the Observation Period, one-twentieth (1/20) of the product of (a) the applicable Conversion Rate and (b) the Daily VWAP of the Common Stock (or the Reference Property pursuant to Section 12.11) on such day, as determined by the Company.  Any such determination by the Company shall be conclusive absent manifest error.

“Daily Settlement Amount” means, for each of the 20 Trading Days during the Observation Period, (i) cash equal to the lesser of (x) $50 (which constitutes the principal portion of a Security for such Trading Day) and (y) the Daily Conversion Value relating to such day; plus (ii) if such Daily Conversion Value exceeds $50, a number of shares of Common Stock (the “Deliverable Shares”) equal to (A) the difference between such Daily Conversion Value and $50, divided by (B) the Daily VWAP of the Common Stock for such day.

“Daily VWAP” for the Common Stock means, for each of the 20 consecutive Trading Days during the Observation Period, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page PCLN.UQ <equity> AQR (or any successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose).  The Daily VWAP shall be determined without regard to after hours trading or any other trading outside of the regular trading session trading hours.

“Defaulted Interest” has the meaning specified in Section 3.7.

“Depositary” means, with respect to any Securities (including any Global Securities), a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Securities (or any successor securities clearing agency so registered).

“Designated Event” means the occurrence of either a Fundamental Change or a Termination of Trading.

“Designated Event Company Notice” has the meaning specified in Section 14.1.

“Designated Event Expiration Time” has the meaning specified in Section 14.1.

“Designated Event Repurchase Date” has the meaning specified in Section 14.1.

“Designated Event Repurchase Notice” has the meaning specified in Section 14.1.

“Designated Event Repurchase Price” has the meaning specified in Section 14.1.

“Distributed Property” has the meaning specified in Section 12.4.

“Dollar,” “U.S. $” or “$” means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

“DTC” means The Depository Trust Company, a New York corporation.

“Effective Date” has the meaning specified in Section 12.1.

“Elected Cash Value” has the meaning specified in Section 12.2.

“Event of Default” has the meaning specified in Section 5.1.

“Ex-Date” means, with respect to any issuance or distribution on the Common Stock or any other equity security, the first date on which the shares of Common Stock or such other equity security trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance or distribution.

“Exchange Act” means the United States Securities Exchange Act of 1934 (or any successor statute), as amended from time to time.

“Fundamental Change” shall be deemed to have occurred at the time after the Securities are originally issued that any of the following occurs:

(1)                                  any Person (including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act) acquires beneficial ownership (as determined in accordance with Rule 13d-3 under the Exchange Act), directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of the Company’s Capital Stock entitling the person to exercise 50% or more of the total voting power of all shares of the Company’s Capital Stock entitled to vote generally in elections of directors, other than an acquisition by the Company, any of the Company’s Subsidiaries or any of the Company’s employee benefit plans;

(2)                                  the Company merges, or consolidates with or into any other Person (other than a Subsidiary), another Person merges with or into the Company, or the Company conveys, sells, transfers or leases all or substantially all of the Company’s assets to another Person, other than any transaction:

(a)                  that does not result in a reclassification, conversion, exchange or cancellation of Company’s outstanding Common Stock (other than a conveyance, sale, transfer or lease of all or substantially all of the Company’s assets);

(b)                 pursuant to which the holders of the Company’s Common Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, 50% or more of the voting power of all shares of Capital Stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after the transaction; or

(c)                  which is effected solely to change the Company’s jurisdiction of incorporation and results in a reclassification, conversion or exchange of outstanding shares of the Company’s Common Stock solely into shares of common stock of the surviving entity.

“Global Security” means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

“Holder” means the Person in whose name the Security is registered in the Security Register.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

“Initial Purchasers” means J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., RBS Securities Inc. and Wells Fargo Securities, LLC.

“Initial Securities” means the first $575,000,000 aggregate principal amount of Securities issued under this Indenture on the date hereof.  The Initial Securities and the Additional Securities shall be treated as a single class for all purposes under this Indenture, and unless the context otherwise requires, all references to the Securities shall include the Initial Securities and any Additional Securities.

“Interest Payment Date” has the meaning set forth in the form of Security set forth in Section 2.2.

“Last Reported Sale Price” means, with respect to the Common Stock or any other security for which a Last Reported Sale Price must be determined, on any date, the closing sale price per share of the Common Stock or unit of such other security (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported by The NASDAQ Global Select Market, or if the Common Stock or such other security is not then traded on The NASDAQ Global Select Market, on the principal U.S. national or regional securities exchange or automated quotation service on which the Common Stock or such other security is then traded or quoted, if any. If the Common Stock or such other security is not listed for trading on a United States national or regional securities exchange or automated quotation service and not reported by The NASDAQ Global Select Market on the relevant date, the Last Reported Sale Price shall be the last quoted bid price per share of Common Stock or such other security in the over-the-counter market on the relevant date, as reported by Pink OTC Markets Inc. or a similar organization. In absence of such quotation, the Last Reported Sale Price shall be the average of the mid-point of the last bid and ask prices for the Common Stock or such other security on the relevant date from each of at least three nationally recognized independent investment banking firms selected from time to time by the Board of Directors of the Company for that purpose. The Last Reported Sale Price shall be determined without reference to extended or after hours trading. Any such determination by the Company shall be conclusive absent manifest error.

“Market Disruption Event” means, for the purposes of determining amounts due upon conversion, (i) a failure by the primary United States national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options, contracts or future contracts relating to the Common Stock.

“Maturity,” when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, exercise of the repurchase right set forth in Article XIV or otherwise.

“Measurement Period” has the meaning specified in Section 12.1.

“Merger Event” has the meaning specified in Section 12.11.

“Notice of Conversion” has the meaning specified in Section 12.2.

“Observation Period” means, with respect to any Security surrendered for conversion, (i) if the relevant Conversion Date occurs prior to December 15, 2014, the 20 consecutive Trading Day period beginning on and including the third Trading Day after such Conversion Date; and (ii) if the relevant Conversion Date occurs on or after December 15, 2014, the 20 consecutive Trading Days beginning on and including the 22nd Scheduled Trading Day immediately preceding March 15, 2015.

“Officers’ Certificate” means a certificate signed by (i) the Chairman of the Board or the Chief Executive Officer, the President or an Executive Vice President and by (ii) the Chief Financial Officer, Controller or the Corporate Secretary and delivered to the Trustee. One of the Officers signing an Officers’ Certificate given pursuant to Section 10.5 shall be the principal executive, financial or accounting officer of the Company.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

“Outstanding,” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)                           Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii)                             Securities for the payment of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities;

(iii)                              Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

(iv)                            Securities converted into Common Stock pursuant to Article XII;

provided, however, that, in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee has been notified in writing to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, and the Trustee shall be protected in relying upon an Officer’s Certificate to such effect.

“Paying Agent” means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent pursuant to Section 10.2.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Conversion” has the meaning specified in Section 3.1.

“Place of Payment” has the meaning specified in Section 3.1.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Purchase Agreement” means the Purchase Agreement, dated as of March 4, 2010, among the Company and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Initial Purchasers.

“Qualified Institutional Buyer” means a “qualified institutional buyer” as defined in Rule 144A.

“Record Date” means any Regular Record Date or Special Record Date.

“Reference Property” has the meaning specified in Section 12.11.

“Regular Record Date” for interest payable in respect of any Security on any Interest Payment Date means the close of business on September 1 or March 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

“Reporting Additional Interest” has the meaning Specified in Section 5.16.

“Responsible Officer,” when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

“Restricted Global Security” has the meaning specified in Section 2.1.

“Restricted Securities” means all Securities required pursuant to Section 3.5(3) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

“Restricted Securities Legend” means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 2.2 to be placed upon each Restricted Security.

“Rule 144” means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

“Rule 144A” means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

“Rule 144A Information” has the meaning specified in Section 10.6.

“Scheduled Trading Day” means (i) a day that is scheduled to be a Trading Day on the primary United States national securities exchange or market on which the Common Stock is listed or admitted for trading or (ii) if the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” shall mean a Business Day.

“SEC” means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such SEC is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Securities” has the meaning ascribed to it in the first paragraph under the caption “Recitals of the Company.”  Unless the context otherwise requires, all references to the Securities shall include the Initial Securities and any Additional Securities.

“Securities Act” means the United States Securities Act of 1933 (or any successor statute), as amended from time to time.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.5.

“Significant Subsidiary” means, with respect to any Person, a Subsidiary of such Person that would constitute a “significant subsidiary” as such term is defined under Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act.

“Special Interest” means all Additional Interest and Reporting Additional Interest, if any, payable under the terms of the Securities.  Unless the context otherwise requires, all references to Interest in this Indenture shall include Special Interest.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.7.

“Spin-Off” has the meaning specified in Section 12.4.

“Stated Maturity,” when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

“Stock Price” means the price paid per share of Common Stock in connection with a Fundamental Change pursuant to which Additional Shares shall be added to the Conversion Rate as set forth in Section 12.1(d), which shall be equal to (i) if holders of Common Stock receive only cash in such Fundamental Change, the cash amount paid per share of Common Stock and (ii) in all other cases, the average of the Last Reported Sale Prices of the Common Stock over the five consecutive Trading Day period ending on the Trading Day preceding the Effective Date of the Fundamental Change.

“Stockholder Record Date” has the meaning specified in Section 12.4.

“Subsidiary” means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, “voting stock” means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

“Successor Security” of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Termination of Trading” means the occurrence whereby the Common Stock is not listed for trading on a U.S. national securities exchange.

“Trading Day” means a day during which trading in securities generally occurs on The NASDAQ Global Select Market or, if the Common Stock is not then quoted on The NASDAQ Global Select Market, on the principal other national or regional securities exchange on which the Common Stock is then listed or quoted or, if the Common Stock is not quoted on The NASDAQ Global Select Market or listed on a national or regional securities exchange or automated quotation service, on the principal other market on which the Common Stock is then traded or quoted; and, for the purposes of determining amounts due upon conversion only, a day on which there is no Market

Disruption Event.  If the Common Stock (or other security for which a Daily VWAP must be determined) is not so listed or traded, “Trading Day” means a Business Day.

“Trading Price” of the Securities, on any date of determination, means the average of the secondary market bid quotations obtained by the Trustee for $2.0 million principal amount of the Securities at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers selected by the Company; provided that if three such bids cannot reasonably be obtained by the Trustee, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, that one bid shall be used. If the Trustee cannot reasonably obtain at least one bid for $2.0 million principal amount of the Securities from a nationally recognized securities dealer, then the Trading Price per $1,000 principal amount of the Securities shall be deemed to be less than 98% of the product of the Last Reported Sale Price of the Common Stock (as provided to the Trustee by the Company) and the Conversion Rate. Any such determination by the Trustee shall be conclusive absent manifest error.

“Trust Indenture Act” means the Trust Indenture Act of 1939, and the rules and regulations thereunder, as in force at the date as of which this instrument was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939, and the rules and regulations thereunder, as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Trustee.

“United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its “possessions” including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

“valuation period” has the meaning specified in Section 12.4.

Section 1.2                                                              Compliance Certificates and Opinions

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.5) shall include:

(1)           a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2)           a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)           a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)           a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3                                                              Form of Documents Delivered to the Trustee

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or any other Person stating that the information with respect to such factual matters is in the possession of the Company or such other Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4                                                              Acts of Holders of Securities

(1)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders of Securities signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section.

(2)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

(3)           The principal amount and serial number of any Security held by any Person, and the date of his holding the same, shall be proved by the Security Register.

(4)           The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

(5)           The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Company shall notify the Trustee and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 9.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

Upon receipt by the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.1(5), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Company, (ii) any declaration of acceleration referred to in Section 5.2, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in Section 5.12, if the Trustee shall not have taken the action specified in such direction, then, with respect to clauses (ii) and (iii), a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders entitled to join in such declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such declaration or direction, and, with respect to clause (i), the Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in such notice of default. Promptly after such receipt by the Trustee of any such declaration or direction referred to in clause (ii) or (iii), and promptly after setting any record date with respect to clause (i), and as soon as practicable thereafter, the Trustee shall notify the Company and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

(6)           Except as provided in Section 5.12 and Section 5.13, any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.5                                                              Notices, Etc. to the Trustee and Company

Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1)           the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) to or with a Responsible Officer of the Trustee and received at its Corporate Trust Office, Attention: [(a) Corporate Trust Administration, priceline.com Incorporated, 1.25% Convertible Senior Notes due 2015].

(2)           the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at 800 Connecticut Avenue, Norwalk, Connecticut 06854, Attention:  Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.6                                                              Notice to Holders of Securities; Waiver

Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid or delivered by an overnight delivery service, to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

Such notice shall be deemed to have been given when such notice is mailed.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.7                                                              Effect of Headings and Table of Contents

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.8                                                              Successors and Assigns

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.9                                                              Separability Clause

In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.10                                                        Benefits of Indenture

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

Section 1.11                                                        Governing Law

THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

Section 1.12                                                        Legal Holidays

In any case where any Interest Payment Date, Designated Event Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of, or interest on, or the payment of the Designated Event Repurchase Price with respect to, or delivery for conversion of, such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date or Designated Event Repurchase Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Designated Event Repurchase Date, Stated Maturity or last day for conversion, as the case may be.

Section 1.13                                                        Conflict With Trust Indenture Act

If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture at any time after this Indenture has been qualified thereunder, if any, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

ARTICLE II

SECURITY FORMS

Section 2.1                                                              Form Generally

The Securities shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and regulations thereunder (the “Code”), or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.  The Company shall furnish any such legends and endorsements to the Trustee in writing.  All Securities shall be in fully registered form.

The Trustee’s certificates of authentication shall be in substantially the form set forth in Section 2.3.

Notices of Conversion shall be in substantially the form set forth in Section 2.4.

The Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any automated quotation system or securities exchange (including on steel engraved borders if so required by any securities exchange upon which the Securities may be listed) on which the Securities may be quoted or listed, as the case may be, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

Upon their original issuance, Securities issued as contemplated by the Purchase Agreement to Qualified Institutional Buyers in reliance on Rule 144A shall be issued in the form of one or more Global Securities in definitive, fully registered form without interest coupons and bearing the Restricted Securities Legend.  Such Global Security shall be registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Security, together with its Successor Securities which are Global Securities, are collectively herein called the “Restricted Global Security.”

Section 2.2                                                              Form of Security

[FORM OF FACE OF NOTE]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED SECURITY:]

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE.  BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)                                 REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2)                                 AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)                               TO PRICELINE.COM INCORPORATED (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF, OR

(B)                               PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)                               TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)                               PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE

SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

DURING THE PERIOD ENDING ONE YEAR AFTER THE LAST DATE OF ORIGINAL ISSUANCE OF THE NOTES, NO “AFFILIATE” (AS DEFINED IN RULE 144) WILL BE PERMITTED TO RESELL ANY OF THE NOTES THAT CONSTITUTE “RESTRICTED SECURITIES” UNDER RULE 144 THAT HAVE BEEN REACQUIRED BY ANY OF THEM.

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

PRICELINE.COM INCORPORATED
1.25% Convertible Senior Notes due 2015

No.	$

CUSIP No.        [   ]

PRICELINE.COM INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                                   , or registered assigns, the principal sum of                  United States Dollars (U.S. $             ) [if this Security is a Global Security, then insert — (which principal amount may from time to time be decreased to such other principal amounts by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on March 15, 2015, and to pay interest thereon, from                 , or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year (each, an “Interest Payment Date”), commencing                 , at the rate of 1.25% per annum, until the principal hereof is due, and at the same rate on any overdue principal and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such lawful monies of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Company may designate, by United States Dollar check drawn on, or wire transfer to, a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $1,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date). Payment of interest on this Security may be made by United States Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $1,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date).

Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

PRICELINE.COM INCORPORATED

By:
Name:
Title:
Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

PRICELINE.COM INCORPORATED
1.25% Convertible Senior Notes due 2015

This Security is one of a duly authorized issue of securities of the Company designated as its “1.25% Convertible Senior Notes due 2015” (herein called the “Securities”) issued and to be issued under an Indenture, dated as of March 10, 2010 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and American Stock Transfer & Trust Company, LLC, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, at the Corporate Trust Office of the Trustee.  The Trustee upon such surrender by the Holder shall issue the new Securities in the requested denominations. Additional Securities may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture.

No sinking fund is provided for the Securities and the Securities are not subject to redemption at the option of the Company.

In any case where the due date for the payment of the principal of or interest or Special Interest on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, interest, or Special Interest, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Securities, and in other circumstances, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities; provided, however, that no such supplemental indenture shall make any of the changes set forth in Section 8.2 of the Indenture, without the consent of each Holder of an outstanding Security affected thereby. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Securities, the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the Holders of all of the Securities waive any past default or Event of Default under the Indenture and its consequences except as provided in the Indenture. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future holders and owners of this Security and any Securities which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and accrued and unpaid interest on, this Security, at the place, at the respective times, at the rate and in the lawful money herein prescribed.

Upon the occurrence of a Designated Event, the Holder has the right, at such Holder’s option, to require the Company to repurchase all of such Holder’s Securities or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Designated Event Repurchase Date at a price equal to 100% of the principal amount of the Securities such Holder elects to require the Company to repurchase, together with accrued and unpaid interest to but excluding the Designated Event Repurchase Date. The Company or, at the written request of the Company, the Trustee shall mail to all Holders of record of the Securities a notice of the occurrence of a Designated Event and of the repurchase right arising as a result thereof on or before the twentieth day after the occurrence of any Designated Event.

Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, on and after December 15, 2014, or earlier upon the occurrence of certain conditions specified in the Indenture and prior to the close of business on the Trading Day immediately preceding the Stated Maturity, to convert any Securities or portion thereof which is $1,000 or an integral multiple thereof, into cash and, if applicable, shares of Common Stock, in each case at the Conversion Rate specified in the Indenture, as adjusted from time to time as provided in the Indenture, upon surrender of this Security, together with a Notice of Conversion, a form of which is contained under Section 2.4 of the Indenture, as provided in the Indenture and this Security, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such Holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Security, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or by his duly authorized attorney. The initial Conversion Rate shall be 3.2997 shares for each $1,000 principal amount of Securities. No fractional shares of Common Stock shall be issued upon any conversion, but an adjustment in cash shall be paid to the Holder, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Security or Securities for conversion. No adjustment shall be made for dividends or any shares issued upon conversion of such Security except as provided in the Indenture.

Upon due presentment for registration of transfer of this Security at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Security or Securities of

authorized denominations for an equal aggregate principal amount shall be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessments or other governmental charge imposed in connection therewith.

The Company, the Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other Authenticating Agent nor any Paying Agent nor any other Conversion Agent nor any Security Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Security.

No recourse for the payment of the principal of, or accrued and unpaid interest or Special Interest on, this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Terms used in this Security and defined in the Indenture are used herein as therein defined.

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform gift to Minors Act).

FORM OF DESIGNATED EVENT REPURCHASE NOTICE

To: priceline.com Incorporated

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from priceline.com Incorporated (the “Company”) as to the occurrence of a Designated Event with respect to the Company and hereby directs the Trustee or the Company to pay it or                              an amount in cash equal to 100% of the entire principal amount, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, to be repurchased plus interest accrued to, but excluding, the Designated Event Repurchase Date, as provided in the Indenture.

Dated:

Signature(s)

Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

Signature Guaranteed

Principal amount to be repurchased (at least U.S. $1,000 or an integral multiple of $1,000 in excess thereof):

Remaining principal amount following such repurchase (not less than U.S. $1,000):

Section 2.3                                                              Form of Certificate of Authentication.

The Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC as Trustee

By:
Authorized Signatory

Section 2.4                                                              Form of Notice of Conversion

NOTICE OF CONVERSION

The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated, into cash and shares of Common Stock, if any, in accordance with the terms of the Indenture referred to in this Security, and directs that such cash and shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:
Signature(s)

If shares or Securities are to be registered in the name of a Person other than the Holder, please print such Person’s name and address:

(Name)

(Address)

Social Security or other Identification
Number, if any

[Signature Guaranteed]

If only a portion of the Securities is to be converted, please indicate:

1.                                       Principal amount to be converted: U.S. $

2.                                       Principal amount and denomination of Securities
representing unconverted principal amount to be issued:

Amount: U.S. $                          Denominations: U.S. $

(U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof)

Section 2.5                                                              Form of Assignment

ASSIGNMENT

For value received,                                  hereby sell(s), assign(s) and transfer(s) unto                                  (Please insert Social Security or other identifying number of assignee) the within Security, and hereby irrevocably constitutes and appoints                                          as attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature(s)

Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

Signature Guaranteed

ARTICLE III

THE SECURITIES

Section 3.1                                                              Title and Terms

The Securities shall be known and designated as the “1.25% Convertible Senior Notes due 2015” of the Company.  Their Stated Maturity shall be March 15, 2015, unless earlier converted or repurchased, and they shall bear interest on their principal amount from March 10, 2010, payable semi-annually in arrears on September 15 and March 15 in each year, commencing September 15, 2010, at the rate of 1.25% per annum until the principal thereof is due; provided, however, that payments shall only be made on a Business Day as provided in Section 1.12.

The Company shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

The principal of and interest on the Securities shall be payable as provided in the form of Securities set forth in Section 2.2, and the Designated Event Repurchase Price, as the case may be, shall be payable at such places as are identified in the Designated Event Company Notice given pursuant to Section 14.1(b) (any city in which any Paying Agent is located being herein called a “Place of Payment”).

The Securities are entitled to the payment of Additional Interest as provided by Section 10.8 and Reporting Additional Interested as provided by Section 5.16.

The Securities may not be redeemed at the option of the Company prior to Maturity.

The Securities shall be convertible as provided in Article XII (any city in which any Conversion Agent is located being herein called a “Place of Conversion”).

The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article XIV.

Section 3.2                                                              Denominations

The Securities shall be issuable only in registered form, without coupons, in denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof.

Section 3.3                                                              Execution, Authentication, Delivery and Dating

The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Executive Vice Presidents, and attested by its Chief Financial Officer, Chief Operating Officer, Controller or Secretary.  Any such signature may be manual or facsimile.

Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication, including any Additional Securities, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 3.4                                                              Global Securities; Non-global Securities; Book-entry Provisions

(1)           Global Securities

(A)          Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture. The Company hereby appoints DTC as the Depositary.

(B)           Except for exchanges of Global Securities for definitive, Non-global Securities at the sole discretion of the Company, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security.  In such event, if a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company shall execute, and the Trustee, upon receipt of an Officers’ Certificate directing the authentication and delivery of Securities, shall authenticate and deliver, Securities, in any authorized denominations in an aggregate principal amount equal to the principal amount of such Global Security in exchange for such Global Security.

(C)           If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation, as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in Section 3.5, then either (A) such Global Security shall be so surrendered for exchange or cancellation, as provided in this Article, or (B) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 3.5(3) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article if such order, direction or request is given or made in accordance with the Applicable Procedures.

(D)          Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

(E)           The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures.  Accordingly, any such owner’s beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Security shall not be considered the owners or holders thereof.

(2)           Non-global Securities.  Securities issued upon the events described in Section 3.4(1)(B) shall be in definitive, fully registered form, without interest coupons, and shall bear the Restricted Securities Legend if and as required by this Indenture.

Section 3.5                                                              Registration; Registration of Transfer and Exchange; Restrictions on Transfer.

(1)           The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

At the option of the Holder, and subject to the other provisions of this Section 3.5, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

No service charge shall be made to a Holder for any registration of transfer or exchange of Securities except as provided in Section 3.6, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, Section 8.5, or Section 12.2 (other than where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or any political subdivision thereof or therein, which shall be paid by the Company.

(2)           Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.5(2) shall be made only in accordance with this Section 3.5(2).

(A)          Restricted Global Security to Restricted Non-global Security.  In the event that Non-global Securities are to be issued pursuant to Section 3.4(1)(B) in connection with any transfer of Securities, such transfer may be effected only in accordance with the provisions of this clause (2)(A) and subject to the Applicable Procedures.  Upon receipt by the Trustee, as Security Registrar, of (a) a Company Order from the Company directing the Trustee, as Security Registrar, to (i) authenticate and deliver one or more Securities of the same aggregate principal amount as the beneficial interest in the Restricted Global Security to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Securities to be so issued and appropriate delivery instructions and (ii) decrease the beneficial interest of a specified Agent Member’s account in a Restricted Global Security by a specified principal amount not greater than the principal amount of such Restricted Global Security, and (b) such other certifications, legal opinions or other information as the Company or the Trustee may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, as Security Registrar, shall decrease the principal amount of the Restricted Global Security by the specified amount and authenticate and deliver Securities in accordance with such instructions from the Company as provided in Section 3.4(1)(C).

(B)           Restricted Non-global Security to Restricted Global Security.  If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with the provisions of this clause (2)(B) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of such Restricted Security as provided in Section 3.5(1) and instructions from the Company directing that a beneficial interest in the Restricted Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member’s account, then the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 3.5(1) and increase the principal amount of the Restricted Global Security by the specified principal amount as provided in Section 3.4(1)(C).

(C)           Exchanges Between Global Security and Non-global Security.  A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security only as provided in Section 3.4 or only if such exchange occurs in connection with a transfer effected in accordance with clause 2(A) above, provided that, if such interest is a beneficial interest in the Restricted Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 3.5(3)). A Security that is not a Global Security may be exchanged for a beneficial interest in a Global Security only if such exchange occurs in connection with a transfer effected in accordance with clause (2)(B) above.

(3)           Securities Act Legends. All Securities issued pursuant to this Indenture, and all Successor Securities, shall bear the Restricted Securities Legend and shall be subject to the restrictions on transfer specified therein, subject to the following:

(A)          subject to the following clauses of this Section 3.5(3), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Restricted Securities Legend borne by such Global Security for which the Security was exchanged;

(B)           subject to the following clauses of this Section 3.5(3), a new Security that is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Securities Legend borne by the Security for which the new Security was exchanged;

(C)           any Securities that are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their Successor Securities shall not bear a Restricted Securities Legend; the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Securities under the Securities Act and shall notify the Trustee at any time when prospectuses must be delivered with respect to Securities to be sold pursuant to such registration statement. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

(D)          at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof that bears such a legend if the Trustee has received evidence satisfactory to the Trustee that such securities may be safely transferred without registration under the Securities Act, and after such date and receipt of such evidence, the Trustee shall authenticate and deliver such new Security in exchange for or in lieu of such other Security as provided in this Article III;

(E)           a new Security that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security or any portion thereof that bears such a legend if, in the Company’s judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article III;

(F)           notwithstanding the foregoing provisions of this Section 3.5(3), a Successor Security of a Security that does not bear a Restricted Securities Legend shall not bear such legend unless the Company has reasonable cause to believe that such Successor Security is a “restricted security” within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article; and

(G)           as set forth in Section 10.8.

(4)           Any stock certificate representing shares of Common Stock issued upon conversion of the Securities shall bear the Restricted Securities Legend borne by such Securities, to the extent required by this Indenture, unless such shares of Common Stock have been sold pursuant to a registration statement that has been declared effective under the Securities Act (and that continues to be effective at the time of such transfer) or sold pursuant to Rule 144 of the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent for the Common Stock.  With respect to the transfer of shares of Common Stock issued upon conversion of the Securities that are restricted hereunder, any deliveries of certificates, legal opinions or other instruments that would be required to be made to the Security Registrar in the case of a transfer of Securities, as described above, shall instead be made to the transfer agent for the Common Stock.

(5)           Neither the Trustee, the Paying Agent nor any of their agents shall (i) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (ii) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.

Section 3.6                                                              Mutilated, Destroyed, Lost or Stolen Securities

If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there be delivered to the Company and to the Trustee:

(1)           evidence to their satisfaction of the destruction, loss or theft of any Security, and

(2)           such security or indemnity as may be satisfactory to the Company and the Trustee to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the conditions set forth in the preceding paragraph.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7                                                              Payment of Interest; Interest Rights Preserved

Subject to the last paragraph of this Section, interest or Special Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest or Special Interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

(1)           The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner.  The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at such Holder’s address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

(2)           The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing and following provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Interest on any Security that is converted in accordance with Section 12.2 after 5:00 p.m., New York City time, shall be payable in accordance with the provisions of Section 12.2.

Section 3.8                                                              Persons Deemed Owners

Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, any Paying Agent and any agent of the Company, the Trustee or any Paying Agent may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee, any Paying Agent nor any agent of the Company, the Trustee or any Paying Agent shall be affected by notice to the contrary.

Section 3.9                                                              Cancellation

All Securities surrendered for payment, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee (or its agent) and may not be re-issued or resold. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section. The Trustee shall dispose of all canceled Securities in accordance with applicable law and its customary practices in effect from time to time.

Section 3.10                                                        Computation of Interest

Interest on the Securities (including any Special Interest) shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11                                                        CUSIP Numbers

The Company in issuing Securities may use “CUSIP” numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such CUSIP numbers in addition to serial numbers in notices to Holders as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the

Securities or as contained in any notice and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such notice shall not be affected by any defect in or omission of such CUSIP numbers.

ARTICLE IV
SATISFACTION AND DISCHARGE

Section 4.1                                                              Satisfaction and Discharge of Indenture

This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and the Company’s obligations to the Trustee pursuant to Section 6.7), and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

(1)         either

(A)          all Securities theretofore authenticated and delivered (other than (a) Securities which have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.6 and (b) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

(B)           all such Securities not theretofore delivered to the Trustee or its agent for cancellation (other than Securities referred to in clauses (a) and (b) of clause (1)(A) above) have become due and payable, and the Company, in the case of clause (A) or (B) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders) in trust for the purpose an amount in cash sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including any Special Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, together with an amount of shares of Common Stock to satisfy any conversions;

(2)           the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(3)           the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.12, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 and the obligations of the Company and the Trustee under Section 3.5 and Article XII shall survive.

Section 4.2                                                              Application of Trust Money

Subject to the provisions of the last paragraph of Section 10.3, all money and shares of Common Stock deposited with the Trustee pursuant to Section 4.1 shall be held in trust for the sole benefit of the Holders, and such monies and shares shall be applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, delivered, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed or assessed against all money deposited with the Trustee pursuant to Section 4.1 (other than income taxes and franchise taxes incurred or payable by the Trustee and such other taxes, fees or charges incurred or payable by the Trustee that are not directly the result of the deposit of such money with the Trustee).

ARTICLE V

REMEDIES

Section 5.1                                                              Events of Default

“Event of Default,” wherever used herein, means any one of the following events with respect to the Securities (whatever the reason for such Event of Default or whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)                                  default in any payment of interest (including any Special Interest) on any Security when due and payable and the default continues for a period of 30 days; or

(2)                                  default in the payment of principal of any Security when due and payable at Maturity, upon required repurchase, upon declaration or otherwise; or

(3)                                  failure by the Company to comply with its obligation to convert the Securities into cash or a combination of cash and Common Stock, as applicable, upon exercise of a Holder’s conversion right; or

(4)                                  failure by the Company to comply with its obligations under Article VII; or

(5)                                  failure by the Company to issue a Designated Event Company Notice or notice required under Section 12.1(b), (c) or (d) when due; or

(6)                                  failure by the Company for 60 days to comply with any of its other agreements (other than a covenant or warranty or default in whose performance or whose breach is elsewhere in this Section specifically provided for) contained in the Outstanding Securities or this Indenture after written notice of such default from the Trustee or the Holders of at least 25% in principal amount of the Outstanding Securities has been received by the Company; or

(7)                                  default by the Company or any Subsidiary of the Company in the payment of the principal or interest on any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any debt for money borrowed in excess of $30 million in the aggregate of the Company and/or any such Subsidiary, whether such debt now exists or shall hereafter be created, which default results in such debt becoming or being declared due and payable, and such acceleration shall not have been rescinded or annulled within 30 days after written notice of such acceleration has been received by the Company or such Subsidiary; or

(8)                                  the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or any of its Significant Subsidiaries or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any of its Significant Subsidiaries or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

(9)                                  an involuntary case or other proceeding shall be commenced against the Company or any of its Significant Subsidiaries seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any of its Significant Subsidiaries or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) consecutive days.

Section 5.2                                                              Acceleration of Maturity; Rescission and Annulment

If an Event of Default (other than an Event of Default specified in Section 5.1(8) or Section 5.1(9)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of and accrued and unpaid interest on all Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(8) or Section 5.1(9) with respect to the Company occurs, the principal of, and accrued interest on, all of the Securities shall become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

This provision, however, is subject to the conditions that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay installments of accrued and unpaid interest upon all Securities and the principal of any and all Securities that shall have become due otherwise than by acceleration (with interest on overdue installments of accrued and unpaid interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the rate borne by the Securities during the period of such default) and amounts due to the Trustee pursuant to Section 6.7, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all Events of Defaults under this Indenture, other than the nonpayment of principal of and accrued and unpaid interest on such Securities that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 5.13, then and in every such case the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default with respect to the Securities and rescind and annul such declaration and its consequences and such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify the Trustee in writing, promptly upon becoming aware thereof, of any Event of Default by delivering to the Trustee a statement specifying such Event of Default and any action the Company has taken, is taking or proposes to take with respect thereto.  No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

Section 5.3                                                              Collection of Indebtedness and Suits for Enforcement by Trustee

The Company covenants that if:

(1)                                  default is made in the payment of any interest (including any Special Interest) on any Security when it becomes due and payable and such default continues for a period of 30 days, or

(2)                                  default is made in the payment of the principal of any Security at the Maturity thereof,

the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal and interest (including any Special Interest) and interest on any overdue principal and, to the extent permitted by applicable law, on any overdue interest (including any Special Interest), at the rate borne by the Securities, and in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4                                                              Trustee May File Proofs of Claim

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(1)                                  to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

(2)                                  to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding;

provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.

Section 5.5                                                              Trustee May Enforce Claims Without Possession of Securities

All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

Section 5.6                                                              Application of Money Collected

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST:  To the payment of all amounts due the Trustee under Section 6.7;

SECOND:  To the payment of the amounts then due and unpaid for principal of or interest (including Special Interest, if any) on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including Special Interest, if any), respectively; and

THIRD:  Any remaining amounts shall be repaid to the Company.

Section 5.7                                                              Limitation on Suits

No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1)                                  such Holder has previously given written notice to the Trustee of an Event of Default that is continuing at the time of such institution;

(2)                                  the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3)                                  such Holder or Holders have offered the Trustee security or indemnity reasonably satisfactory to it against any loss, liability or expense;

(4)                                  the Trustee for 60 days after its receipt of such notice, request and offer of indemnity (or if requested, receipt of indemnity) has failed to institute any such proceeding; and

(5)                                  no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities.

Section 5.8                                                              Unconditional Right of Holders to Receive Principal and Interest and to Convert

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.7) interest (including Special Interest, if any) on such Security on the respective Stated Maturities expressed in such Security, and to convert such Security in accordance with Article XII, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

Section 5.9                                                              Restoration of Rights and Remedies

If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

Section 5.10                                                        Rights and Remedies Cumulative

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11                                                        Delay or Omission Not Waiver

No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities, as the case may be.

Section 5.12                                                        Control by Holders of Securities

Subject to Section 6.3, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

(1)                          such direction shall not be in conflict with any rule of law or with this Indenture, and

(2)                          the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

(3)                          the Trustee need not take any action that might be unjustly prejudicial to the Holders of Securities not consenting or that would involve in the Trustee in personal liability.

Section 5.13                                                        Waiver of Past Defaults

The Holders of a majority in principal amount of the Outstanding Securities may on behalf of the Holders of the Securities waive any past default hereunder, except a default with respect to nonpayment of principal or interest, and rescind any such acceleration hereunder with respect to the Securities and its consequences if (A) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (B) all existing Events of Default, other than the nonpayment of the principal of and interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14                                                        Undertaking for Costs

All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the

Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest (including Special Interest, if any) on any Security on or after the respective Stated Maturity or Maturities expressed in such Security or for the enforcement of the right to convert any Security in accordance with Article XII.

Section 5.15                                                        Waiver of Stay, Usury or Extension Laws

The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede by reason of such law the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.16                                                        Failure to Comply with Reporting Covenant

Notwithstanding Section 5.1, to the extent the Company elects, the sole remedy for an Event of Default relating to (i) the Company’s failure to file with the Trustee pursuant to Section 314(a)(1) of the Trust Indenture Act any documents or reports that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, if applicable, or (ii) the Company’s failure to comply with Sections 9.4 or 10.6, shall after the occurrence of such an Event of Default consist exclusively of the right to receive additional interest (“Reporting Additional Interest”) on the Securities at a rate equal to 0.25% per annum of the principal amount of the Outstanding Securities for each day during the 270-day period beginning on, and including, the occurrence of such an Event of Default during which such Event of Default is continuing (in addition to any Additional Interest that may accrue under Section 10.8 hereof).

If the Company so elects, such Reporting Additional Interest shall be payable in the same manner and on the same Interest Payment Dates as the stated interest payable on the Securities and shall be in additional to any Additional Interest. On the 271st day after such Event of Default (if the Event of Default relating to the reporting obligations is not cured or waived prior to such 271st day), the Securities shall be subject to acceleration as provided above. The provisions of this paragraph shall not affect the rights of Holders of the Securities in the event of the occurrence of any other Event of Default. In the event the Company does not elect to pay the Reporting Additional Interest following an Event of Default in accordance with this Section, the Securities shall be subject to acceleration as provided in Section 5.2 hereof.

In order for the Company to elect to pay the Reporting Additional Interest as the sole remedy during the first 270 days after the occurrence of an Event of Default relating to the failure of the Company to comply with the reporting obligations under Section 5.13 and Section 9.14 hereof, the Company shall notify all Holders of Securities, the Trustee and the Paying Agent of such election prior to the beginning of such 270-day period. Upon the Company’s failure to timely give such notice, the Securities shall be immediately subject to acceleration as provided in Section 5.2 hereof.

ARTICLE VI

THE TRUSTEE

Section 6.1                                                              Certain Duties and Responsibilities

(1)                                  Except during the continuance of an Event of Default,

(A)                              the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(B)                                in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

(2)                                  In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(3)                                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(A)                              this paragraph (3) shall not be construed to limit the effect of paragraph (1) of this Section;

(B)                                the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(C)                                the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

(D)                               no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(4)                                  Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and the Trust Indenture Act.

Section 6.2                                                              Notice of Defaults

Within 90 days after the occurrence of any default hereunder as to which the Trustee has received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in Section 1.6, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest (including Special Interest, if any) on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(6), no such notice to Holders of Securities shall be given until at least 60 days after the occurrence thereof or, if applicable, the cure period specified therein. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 6.3                                                              Certain Rights of Trustee

Subject to the provisions of Section 6.1:

(1)                                  the Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, Officers’ Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2)                                  any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(3)                                  whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be the one specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers’ Certificate or Opinion of Counsel;

(4)                                  the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5)                                  the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered, and, if requested by the Trustee, delivered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(6)                                  the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

(7)                                  the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 6.4                                                              Not Responsible for Recitals or Issuance of Securities

The recitals contained herein and in the Securities (except the Trustee’s certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or of the Common Stock issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5                                                              May Hold Securities, Act as Trustee under Other Indentures

The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

Section 6.6                                                              Money Held in Trust

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.7                                                              Compensation and Reimbursement

The Company agrees:

(1)                                  to pay to the Trustee, from time to time, such reasonable compensation as the Company and the Trustee shall, from time to time, agree in writing for its acceptance of this Indenture and for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2)                                  except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(3)                                  to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs, expenses and reasonable attorneys’ fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

The Trustee shall have a lien prior to the Securities on all money or property held or controlled by the Trustee to secure the Company’s payment obligations in this Section 6.7, except that held in trust to pay principal and interest (including Special Interest) on the Securities.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(8) and Section 5.1(9), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

Section 6.8                                                              Corporate Trustee Required; Eligibility

There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having (or be part of a holding company group with) a combined capital and surplus of at least U.S. $10,000,000, subject to supervision or examination by federal or state authority, and in good standing. The Trustee or an Affiliate of the Trustee shall maintain an established place of business in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.

Section 6.9                                                              Resignation and Removal; Appointment of Successor

(1)                                  No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

(2)                                  The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(3)                                  The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(4)                                  The Trustee may be removed at any time by the Company and the Company may appoint a successor Trustee pursuant to this Article, provided that (i) there is not an Event of Default that is continuing at the time of removal, (ii) the successor Trustee appointed by the Company meets the eligibility requirements of Section 6.8, and (iii) such removal and resignation shall not become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

(5)                                  If at any time:

(A)                              the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(B)                                the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(6)                                  If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(7)                                  The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 6.10                                                        Acceptance of Appointment by Successor

Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

Section 6.11                                                        Merger, Conversion, Consolidation or Succession to Business

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.12                                                        Authenticating Agents

The Trustee may, with the consent of the Company, appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Securities, which Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay to each Authenticating Agent, from time to time, reasonable compensation for its services under this Section.

If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee’s certification of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER &
TRUST COMPANY, LLC
as Trustee

By:
As Authenticating Agent

By:
Authorized Signatory

Section 6.13                                                        Disqualification; Conflicting Interests

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 6.14                                                        Preferential Collection of Claims Against Company

If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

ARTICLE VII

CONSOLIDATION, MERGER, CONVEYANCE,

TRANSFER OR LEASE

Section 7.1                                                              Company May Consolidate, Etc. Only on Certain Terms

The Company shall not consolidate with or merge with or into any other Person or convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person unless:

(1)                                  the Person formed by such consolidation or into or with which the Company is merged or the Person to which the properties and assets of the Company are so conveyed, transferred, sold or leased shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and, if other than the Company, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including Special Interest, if any) on all of the Securities as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in all material respects in accordance with Article XII;

(2)                                  immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(3)                                  the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or other disposal and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Section 8.3.

For purposes of this Section, the sale, lease, conveyance assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Section 7.2                                                              Successor Substituted

Upon any consolidation of the Company with, or merger of the Company with or into any other Person or any conveyance, transfer, lease or other disposal of all or substantially all the properties and assets of the Company in accordance with Section 7.1, the successor Person formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall not be relieved of all obligations and covenants under this Indenture and the Securities.

ARTICLE VIII

SUPPLEMENTAL INDENTURES

Section 8.1                                                              Supplemental Indentures Without Consent of Holders of Securities

Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

(1)                                  to cure any ambiguity, omission, defect or inconsistency; or

(2)                                  to provide for the assumption by a successor corporation, partnership, trust or limited liability company of the Company’s obligations under the Indenture; or

(3)                                  to provide for uncertificated Securities in addition to or in place of certificated Securities (provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code); or

(4)                                  to add guarantees with respect to the Securities; or

(5)                                  to secure the Securities; or

(6)                                  to add to the covenants of the Company for the benefit of the Holders of Securities or to surrender any right or power herein conferred upon the Company; or

(7)                                  to make any change that does not adversely affect the rights of any Holder in any material respect; or

(8)                                  to comply with any requirement of the SEC in connection with any qualification of this Indenture under the Trust Indenture Act; or

(9)                                  to conform the provisions of this Indenture to the caption “Description of notes” in the Company’s offering memorandum, dated March 4, 2010; or

(10)                            to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

(11)                            to provide for the issuance of Additional Securities in accordance with the terms and conditions of this Indenture; or

(12)                            to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11 or to make provision with respect to the repurchase rights of Holders of Securities pursuant to Section 14.1.

Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.3, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained.

Section 8.2                                                              Supplemental Indentures with Consent of Holders of Securities

With the written consent of the Holders of at least a majority in principal amount of the Outstanding Securities, including without limitation, consents obtained in connection with a connection with a purchase of, or tender offer or exchange offer for, Securities, by the Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of each Holder of each Outstanding Security affected thereby:

(1)                                  reduce the amount of Securities whose Holders must consent to an amendment; or

(2)                                  reduce the rate, or extend the stated time of payment, of interest on any Security; or

(3)                                  reduce the principal, or extend the Stated Maturity, of any Security; or

(4)                                  make any change that adversely affects the conversion rights of any Securities; or

(5)                                  reduce the Designated Event Repurchase Price of any Security or amend or modify in any manner adverse to the Holders of the Securities the Company’s obligations to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise; or

(6)                                  change the place or currency of payment of principal or interest in respect of any Security; or

(7)                                  impair the right of any Holder to receive payment of principal of, and interest on, such Holder’s Securities on or after the due dates therefore or to institute suit for the enforcement of any payment on or with respect to such Holder’s Security; or

(8)                                  make any change in the provisions of this Article that require each Holder’s consent or in the waiver provisions in Section 5.2 and Section 5.13.

It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 8.3                                                              Execution of Supplemental Indentures

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1 and Section 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms subject to general equity principles and applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, arrangement, dissolution, moratorium or other similar laws relating to or affecting creditors’ rights generally. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 8.4                                                              Effect of Supplemental Indentures

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder appertaining thereto shall be bound thereby.

Section 8.5                                                              Reference in Securities to Supplemental Indentures

Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

Section 8.6                                                              Notice of Supplemental Indentures

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

ARTICLE IX
HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 9.1                     Company to Furnish Trustee Names and Addresses of Holders

The Company shall furnish or cause to be furnished to the Trustee:

(1)         semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

(2)         at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that no such list need be furnished so long as the Trustee is acting as Security Registrar.

Section 9.2                     Preservation of Information

(1)           The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 9.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list, if any, furnished to it as provided in Section 9.1 upon receipt of a new list so furnished.

(2)           After this Indenture has been qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights, and duties of the Trustee, shall be as provided by the Trust Indenture Act.

(3)           Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 9.3                     Reports by Trustee

(1)           After this Indenture has been qualified under the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

(2)           After this Indenture has been qualified under the Trust Indenture Act, a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the SEC and with the Company. The Company shall notify the Trustee when the Securities are listed on any stock exchange.

Section 9.4                     Reports by Company

(1)           The Company shall file any documents that it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act with the Trustee within 30 days after the same are required to be filed with the SEC.

(2)           Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on an Officers’ Certificate).

ARTICLE X
COVENANTS

Section 10.1                   Payment of Principal and Interest

The Company covenants and agrees that it shall duly and punctually pay the principal of and interest (including Special Interest, if any) on the Securities in accordance with the terms of the Securities and this Indenture. The Company shall deposit or cause to be deposited with the Trustee or its nominee, no later than the opening of business on the date of the Stated Maturity of any Security or no later than the opening of business on the due date for any installment of interest, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be.

Section 10.2                   Maintenance of Offices or Agencies

The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion or repurchase and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, The City of New York.

The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however,

that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of and interest (including Special Interest, if any) on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.3, the Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment and conversion, which shall initially be the Corporate Trust Office where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 1.6, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

The Company hereby initially designates the Trustee as Paying Agent, Security Registrar, and Conversion Agent, and each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee in the Borough of Manhattan, The City of New York, located at [59 Maiden Lane, New York, New York 10038, attention: Corporate Trust Administration (priceline.com Incorporated 1.25% Convertible Senior Notes due 2015)], as one such office or agency of the Company for each of the aforesaid purposes.

Section 10.3                   Money for Security Payments to Be Held in Trust

If the Company shall act as its own Paying Agent, it shall, on or before each due date of the principal of or interest (including Special Interest, if any) on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company shall promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents, it shall, no later than the opening of business on each due date of the principal of or interest on any Securities, deposit with the Trustee a sum in funds immediately payable on the payment date sufficient to pay the principal or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure so to act.

The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

(1)           hold all sums held by it for the payment of the principal of or interest on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2)           give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

(3)           at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid within 60 days of such date by the Trustee to the Company on Company Request as its property free from trust, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 10.4                   Existence

Subject to Article VII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 10.5                   Statement by Officers as to Default

The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

The Company shall deliver to the Trustee, forthwith upon becoming aware of any default or any Event of Default under this Indenture, an Officers’ Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.  For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Any notice required to be given under this Section shall be delivered to the Trustee at its Corporate Trust Office.

Section 10.6                   Delivery of Certain Information

At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall promptly furnish or cause to be furnished Rule 144A Information (as defined below) to Holders of Securities or such holder of shares of Common Stock issued upon conversion of Securities which continue to be Restricted Securities, and to securities analysts and prospective investors, upon their request. “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

Section 10.7                   Resale of Certain Securities

During the period ending one year after the last date of original issuance of the Securities, the Company shall not, and shall not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that constitute “restricted securities” under Rule 144 that have been reacquired by any of them.  The Trustee shall have no responsibility in respect of the Company’s performance of its agreement in the preceding sentence.

Section 10.8                   Additional Interest

If, at any time during the six-month period beginning on, and including, the date which is six months after the last date of any original issuance of the Securities, the Company fails to timely file any document or report that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods thereunder and other than reports on Form 8-K), or the Securities are not otherwise freely tradable by Holders other than the Company’s Affiliates (as a result of restrictions pursuant to U.S. securities law or the terms of this Indenture or the Securities), the Company shall pay Additional Interest on the Securities.  Additional Interest shall accrue on the Securities at the rate of 0.25% per annum of the principal amount of Securities outstanding for the first 90 days during such period for which the Company’s failure to file has occurred and is continuing and 0.50% per annum of the principal amount of Securities outstanding thereafter during such period for which the Company’s failure to file has occurred and is continuing.

If, and for so long as, the Restricted Securities Legend on the Securities has not been removed or the Securities are not otherwise freely tradable by Holders other than the Company’s affiliates (without restrictions pursuant to U.S. securities law or the terms of this Indenture or the Securities) as of the 365th day after the last date of original issuance of the Securities, the Company shall pay Additional Interest on the Securities at a rate equal to 0.25% per annum of the principal amount of Securities outstanding for the first 90 days, increasing to 0.50% per annum of the principal amount of Securities outstanding thereafter until the Securities are freely tradable.

Until such time as the Company notifies the Trustee to remove the Restricted Securities Legend from the Securities, the restricted CUSIP shall be the CUSIP number for the Securities.  At such time as the Company notifies the Trustee to remove the Restricted Securities Legend from the Securities, such legend shall be deemed removed from any Global Note and an unrestricted CUSIP number for the Securities shall be deemed to be the CUSIP number for the Securities.

Additional Interest shall be payable in arrears on each Interest Payment Date following accrual in the same manner as the stated interest payable on the Securities and shall be in addition to any Reporting Additional Interest that may accrue.

Section 10.9                   Waiver of Certain Covenants

The Company may omit, with respect to the Securities, in any particular instance to comply with any covenant or condition set forth in Section 10.4 (other than with respect to the existence of the Company (subject to Article VII)) and Section 10.7, if before the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect.

Section 10.10                 Special Interest and Reporting Additional Interest Notification

In order for the Company to elect to pay the Reporting Additional Interest as the sole remedy during the first 270 days after the occurrence of an Event of Default relating to the failure of the Company to comply with the reporting obligations under Section 5.13 and Section 9.14 hereof, the Company shall notify all Holders of Securities, the Trustee and the Paying Agent of such election prior to the beginning of such 270-day period. Upon the Company’s failure to timely give such notice, the Securities shall be immediately subject to acceleration as provided in Section 5.2 hereof.

If Special Interest is payable on the Securities, the Company shall deliver to the Trustee an Officers’ Certificate to that effect stating (i) the amount of Special Interest that is payable and (ii) the date on which Special Interest is payable.  Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no Special Interest is payable.  If Special Interest has been paid by the Company directly to the persons entitled to them, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

ARTICLE XI
[RESERVED]

ARTICLE XII
CONVERSION OF SECURITIES

Section 12.1                   Conversion Privilege and Conversion Rate

(a)           Subject to the conditions described in clauses (1), (2) and (3) below, and upon compliance with the provisions of this Article, a Holder shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Holder’s Securities at any time prior to the close of business on the Scheduled Trading Day immediately preceding December 15, 2014 at a rate (the “Conversion Rate”) of 3.2997 shares of Common Stock (subject to adjustment by the Company as provided in Section 12.4) per $1,000 principal amount of the Security (the “Conversion Obligation”). On and after December 15, 2014, regardless of the conditions described in clauses (1), (2) and (3) below, and upon compliance with the provisions of this Article, a Holders shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Security at the applicable Conversion Rate at any time prior to the close of business on the Scheduled Trading Day immediately preceding the Stated Maturity.

(1)           Prior to December 15, 2014, the Securities shall be convertible during the five Business Day period immediately after any five consecutive Trading Day period (the “Measurement Period”) in which the Trading Price per $1,000 principal amount of the Securities for each day of such Measurement Period was less than 98% of the product of (a) the applicable Conversion Rate on each such day the (b) Last Reported Sale Price of the Common Stock on such date, all as determined by the Trustee. The Trustee shall have no obligation to determine the Trading Price of the Securities unless requested by the Company to do so in writing, and the Company shall have no obligation to make such request unless a Holder provides the Company with reasonable evidence that the Trading Price per $1,000 in principal amount of the Securities would be less than 98% of the product of (a) the applicable Conversion Rate of the Securities and (b) the Last Reported Sale Price of the Common Stock at such time, at which time the Company shall instruct the Trustee to determine the Trading Price of the Securities beginning on the next Trading Day and on each successive Trading Day until the Trading Price per $1,000 in principal amount of the Securities is greater than or equal to 98% of the product of (a) the applicable Conversion Rate of the Securities and (b) the Last Reported Sale Price of the Common Stock on such date. If the Company does not instruct the Trustee to obtain bids when required, the Trading Day Price per $1,000 in principal amount of Securities shall be determined to be less than 98% of the product of (a) the applicable Conversion Rate of the Securities and (b) the Last Reported Sale Price of the Common Stock on each day the Company fails to instruct the Trustee.  If the Trading Price condition set forth above has been met, the Company shall so notify the Holders of the Securities. If, at any time after the Trading Price condition set forth above has been met, the Trading Price per $1,000 principal amount of the

Securities is greater than 98% of the product of (a) the applicable Conversion Rate of the Securities and (b) the Last Reported Sale Price of the Common Stock on such date, the Company shall so notify the Holders of the Securities, and the Trustee shall have no further obligation to determine the Trading Price of the Securities unless requested by the Company to do so again in writing pursuant to this Section.

(2)           Prior to December 15, 2014, the Securities shall be convertible during any calendar quarter after the calendar quarter ending June 30, 2010 (and only during such quarter) if the Last Reported Sale Price of the Common Stock for twenty (20) or more Trading Days (whether or not consecutive) in a period of thirty (30) consecutive Trading Days ending on the last Trading Day of the immediately preceding calendar quarter exceeds 150% of the applicable Conversion Price for the Securities in effect on the last Trading Day of the immediately preceding calendar quarter.

(3)           The Securities shall be convertible prior to December 15, 2014 as provided in subsections (b), (c) and (d) of this Section.

(b)           In the event that the Company elects to:

(1)           distribute to all or substantially all holders of Common Stock any rights or warrants entitling them to purchase, for a period expiring within 60 days after the record date for such distribution, Common Stock at a price less than the Last Reported Sale Price of the Common Stock for the Trading Day immediately preceding the date of announcement of such distribution; or

(2)           distribute to all or substantially all Holders of Common Stock, assets (including cash) or debt securities of the Company or rights to purchase the Company’s securities, which distribution has a per share value (as determined by the Board of Directors) exceeding 10% of the Last Reported Sale Price of the Common Stock on the day immediately preceding the date of announcement of such distribution, then, the Company shall notify Holders of the Securities at least 25 Scheduled Trading Days prior to the Ex-Date for such distribution. Upon such notice, Holders may surrender the Securities for conversion at any time until the earlier of 5:00 p.m., New York City time, on the Business Day immediately prior to the Ex-Date for such distribution or the date the Company announces that such distribution will not take place, even if the Securities are not otherwise convertible at such time.  Holders may not exercise such right if they are permitted to participate in such distribution, at the same time and upon the same terms as Holders of the Common Stock and solely as a result of holding the Securities, without having to convert such Securities as if such Holders held a number of shares of Common Stock equal to the applicable Conversion Rate, multiplied by the principal amount (expressed in thousands) of Securities held by such Holder.

(c)           If the Company consolidates with or merges with or into another Person or is a party to a binding share exchange or conveys, transfers, sells, leases or otherwise disposes of all or substantially all of its properties and assets, in each case pursuant to which the Common Stock would be converted into cash, securities and/or other property that does not constitute a Designated

Event, then the Holders shall have the right to convert Securities at any time beginning 25 Scheduled Trading Days prior to the date announced by the Company as the anticipated Effective Date of the transaction and until and including the date that is 15th calendar day after the date that is the Effective Date of such transaction. The Company shall notify Holders at least 25 Scheduled Trading Days prior to the anticipated Effective Date of such transaction. The Board of Directors shall determine the anticipated Effective Date of the transaction, and such determination shall be conclusive and binding on the Holders and shall be publicly announced by the Company and posted on its web site not later than two Business Day prior to such 15th calendar day prior to such  anticipated Effective Date.

(d)           If the Company is a party to any transaction or event that constitutes a Designated Event, a Holder may surrender Securities for conversion at any time from and after the 25th Scheduled Trading Day prior to the anticipated effective date of such transaction or event until the related Designated Event Repurchase Date corresponding to such Designated Event and, upon such surrender, if such Designated Event also constitutes a Fundamental Change, the Holder shall be entitled to the increase in the Conversion Rate, if any, specified in subsection (e) of this Section.  The Company shall notify Holders at least 25 Scheduled Trading Days prior to the anticipated effective date of such transaction.

(e)           (1) If a Holder elects to convert Securities at any time on or after the 30th Scheduled Trading Day prior to the anticipated Effective Date of a Fundamental Change, until the related Designated Event Repurchase Date, the Conversion Rate applicable to each $1,000 principal amount of Securities so converted shall be increased by an additional number of shares of Common Stock (the “Additional Shares”) as described in clauses (2) and (3) below; provided, however, that no such increase shall be made in the case of a Fundamental Change if at least 90% of the consideration paid for the Common Stock (excluding cash payments for fractional shares and cash payments made pursuant to dissenters’ appraisal rights) in such Fundamental Change transaction consists of shares of Capital Stock traded on a U.S. national securities exchange or an established automated over-the-counter trading market in the United States (or that shall be so traded or quoted immediately following the transaction) and as a result of such transaction or transactions the Securities become convertible into such shares of such Capital Stock. The Company shall notify Holders of the occurrence of any such Fundamental Change and issue a press release no later than 30 Scheduled Trading Days prior to the anticipated Effective Date of such transaction. Settlement of Securities tendered for conversion to which Additional Shares shall be added to the Conversion Rate as provided in this subsection shall be settled pursuant to Section 12.2(d). For purposes of this subsection (e), a conversion shall be deemed to be “in connection with” a Fundamental Change to the extent that such conversion is effected during the time period specified in subsection (d) of this Section (regardless of whether the provisions of clause (a)(1), (a)(2), (b) or (c) of this Section shall apply to such conversion).

(2)           The number of Additional Shares by which the Conversion Rate shall be increased shall be determined by reference to the table attached as Schedule A hereto, based on the date on which the Fundamental Change occurs or becomes effective (the “Effective Date”), and the Stock

Price; provided that if the actual Stock Price is between two Stock Price amounts in the table or the Effective Date is between two Effective Dates in the table, the number of Additional Shares shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the next higher and next lower Stock Price amounts and the two nearest Effective Dates, as applicable, based on a 365-day year; provided further that if (1) the Stock Price is greater than $800.00 per share of Common Stock (subject to adjustment in the same manner as set forth in Section 12.4), no Additional Shares shall be added to the Conversion Rate, and (2) the Stock Price is less than $233.12 per share (subject to adjustment in the same manner as set forth in Section 12.4), no Additional Shares shall be added to the Conversion Rate. Notwithstanding the foregoing, in no event shall the total number of shares of Common Stock issuable upon conversion exceed 4.2896 per $1,000 principal amount of Securities (subject to adjustment in the same manner as set forth in Section 12.4).

(3)           The Stock Prices set forth in the first row of the table in Schedule A hereto shall be adjusted by the Company as of any date on which the Conversion Rate of the Securities is adjusted. The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate in effect immediately prior to the adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares within the table in Schedule A shall be adjusted in the same manner as the Conversion Rate as set forth in Section 12.4 (other than by operation of an adjustment to the Conversion Rate by adding Additional Shares).

(f)            If a Holder shall surrender a Security for conversion, the Company may direct the Conversion Agent to surrender, on or prior to the commencement of the Observation Period, such Securities to a financial institution designated by the Company for transfer in lieu of conversion. In order to accept any Securities surrendered for conversion, the designated institution must agree to deliver, in exchange for such Securities, all cash and shares of the Common Stock equal to the consideration due under this Section (the “Conversion Consideration”). By the close of business on the Trading Day immediately preceding the start of the applicable Observation Period, the Company shall notify the Holder surrendering Securities for conversion that the Company has directed the designated financial institution to accept the Securities in lieu of conversion and such financial institution will be required to notify the Conversion Agent that it has agreed to deliver the Conversion Consideration, if any, due upon such conversion.

If the designated institution accepts any such Securities, it shall deliver the Conversion Consideration to the Conversion Agent and the Conversion Agent shall deliver such Conversion Consideration to the Holder in lieu of actual conversion. Any Securities accepted by the designated institution shall remain outstanding. If the designated institution agrees to accept any notes but does not timely deliver the related Conversion Consideration, or if such designated financial institution does not accept the Securities, the Company shall, on the third Trading Day immediately following the last day of the related Observation Period, convert the Securities into the Conversion Consideration pursuant to this Section.

Section 12.2                   Exercise of Conversion Privilege

(a)           (1)           Subject to subsection (b) of this Section, the Company shall satisfy the Conversion Obligation with respect to each $1,000 principal amount of Securities tendered for conversion in cash and shares of fully paid Common Stock, if applicable, by delivering, on the third Business Day immediately following the last day Trading Day of the related Observation Period, cash and shares of Common Stock, if any, equal to the sum of the Daily Settlement Amounts for each of the 20 Trading Days during the related Observation Period; provided that the Company shall deliver cash in lieu of fractional shares of Common Stock as provided in Section 12.3. The Daily Settlement Amounts shall be determined by the Company promptly following the last day of the Observation Period.  Each conversion shall be deemed to have been effected as to any Securities surrendered for conversion on the Conversion Date; provided, however, that the Person in whose name any shares of the Common Stock shall be issuable upon such conversion shall become the holder of record of such shares as of the close of business on the last Trading Day of the relevant Observation Period.

(2)           The Company may elect to pay cash to Holders of Securities surrendered for conversion in lieu of all or a portion of the Deliverable Shares issuable upon conversion of the Securities in satisfaction of the Conversion Obligation.  If the Company elects to pay cash in lieu of delivering the Deliverable Shares, the Company shall notify, in the manner provided for in Section 1.6, the Holder tendering a Notice of Conversion of the percentage of Deliverable Shares that shall be paid in cash in lieu of shares of Common Stock (the “Cash Percentage”).  In the event the Company elects to settle in cash all or any portion of the Deliverable Shares in connection with conversions of Securities on or after December 15, 2014, the Company shall send, on or prior to the 25th Scheduled Trading Day prior to the Maturity Date, a single notice for all such conversions to the Trustee with respect to the Cash Percentage for all conversions during such period and shall issue a press release with the same information. The amount of cash payable in respect of the Deliverable Shares otherwise issuable upon conversion of Securities shall equal the sum of the Elected Cash Values for Deliverable Shares for each Trading Day of the applicable Observation Period.  The “Elected Cash Value” of a Deliverable Share for a Trading Day shall be the product of (A) the percentage of Deliverable Shares otherwise issuable upon conversion which the Company elects to pay in cash and (B) the difference between the Daily Conversion Value for such Trading Day and $50.  The remainder of the Deliverable Shares shall be paid in shares of Common Stock.

(b)           Notwithstanding subsection (a) of this Section, the Company shall satisfy the Conversion Obligation with respect to each $1,000 principal amount of Securities tendered for conversion to which Additional Shares shall be added to the Conversion Rate as set forth in Section 12.1(e) pursuant to this clause (b); provided, the Company may elect to pay cash to Holders of Securities surrendered for conversion in lieu of all or a portion of the shares of Common Stock issuable upon conversion of the Securities in satisfaction of the Conversion Obligation pursuant to clause (2) of subsection (a) of this Section.

(1)           If the last day of the applicable Observation Period related to Securities surrendered for conversion is prior to the third Trading Day preceding the Effective Date of the Fundamental Change, the Company shall satisfy the related Conversion Obligation with respect to each $1,000 principal amount of Securities tendered for conversion as described in this subsection (b) by delivering the cash and shares of Common Stock (based on the Conversion Rate then in effect, but without regard to the number of Additional Shares to be added to the Conversion Rate pursuant to Section 12.1(e)) on the third Trading Day immediately following the last day of the applicable Observation Period. As soon as practicable following the Effective Date of the Fundamental Change, the Company shall deliver the increase in such amount of cash and Reference Property in lieu of shares of Common Stock, if any, as if the Conversion Rate had been increased by such number of Additional Shares during the related Observation Period (and based upon the related Daily VWAP prices during such Observation Period). If such increased amount of cash and shares, results in an increase to the amount of cash to be paid to Holders, the Company shall pay such increase in cash, and if such increased settlement amount results in an increase to the number of shares of Common Stock, the Company shall deliver such increase by delivering Reference Property based on such increased number of shares.

(2)           If the last day of the applicable Observation Period related to Securities surrendered for conversion is on or following the third Scheduled Trading Day preceding the Effective Date of such Fundamental Change, the Company shall satisfy the Conversion Obligation with respect to each $1,000 principal amount of Securities tendered for conversion as described in Section 12.1(b) (based on the Conversion Rate as increased by the Additional Shares pursuant to Section 12.1(e)) on the later to occur of (1) the Effective Date of the Fundamental Change and (2) the third Trading Day immediately following the last day of the applicable Observation Period.

Notwithstanding Section 12.2(a) and clauses (1) or (2) of this Section 12.2(b), if the consideration for the Common Stock in any Fundamental Change described in clause (2) of the definition thereof is comprised entirely of cash, for any conversion of Securities following the effective date of such Fundamental Change, the Conversion Obligation will be calculated based solely on the stock price for the transaction and will be deemed to be an amount equal to the applicable Conversion Rate (including any adjustment described under Section 12.1(e), multiplied by such stock price.  In such event, the Conversion Obligation will be determined and paid to Holders in cash on the third Business Day following the Conversion Date (notwithstanding Section 12.2(a)).

(c)           Before any Holder of a Security shall be entitled to convert the same as set forth above, such Holder shall (1) in the case of a Global Note, comply with the Applicable Procedures and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in subsection (i) of this Section and, if required, pay all taxes or duties, if any, and (2) in the case of a Security issued in certificated form, (A) complete and manually sign and deliver an irrevocable written notice to the Conversion Agent in the form set forth under Section 2.4 (or a facsimile thereof) (a “Notice of Conversion”) at the office of the Conversion Agent and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any shares of Common Stock, if any, to be delivered upon settlement of the Conversion Obligation to be registered, (B) surrender such Securities, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, (C) if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in subsection (i) of this Section, and (D) if required, pay all taxes or duties, if any. A Security shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holder has complied with the requirements set forth in this subsection (c).

No Notice of Conversion with respect to any Securities may be tendered by a Holder thereof if such Holder has also tendered a Designated Event Repurchase Notice and not validly withdrawn such Designated Event Repurchase Notice in accordance with the applicable provisions of Section 14.1.

If more than one Security shall be surrendered for conversion at one time by the same Holder, the Conversion Obligation with respect to such Securities, if any, that shall be payable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered.

(d)           Delivery of the amounts owing in satisfaction of the Conversion Obligation shall be made by the Company in no event later than the date specified in subsection (a) of this Section, except to the extent specified in subsection (b) of this Section. The Company shall make such delivery by paying the cash amount owed to the Conversion Agent or to the Holder of the Security surrendered for conversion, or such Holder’s nominee or nominees, and by issuing, or causing to be issued, and delivering to such Holder, or such Holder’s nominee or nominees, certificates or a book-entry transfer through the Depositary for the number of full shares of Common Stock, if any, to which such Holder shall be entitled as part of such Conversion Obligation (together with any cash in lieu of fractional shares).

(e)           In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder, a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Securities.

(f)            If a Holder submits a Security for conversion, the Company shall pay all documentary, stamp or similar issue or transfer tax due, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of shares of Common Stock, if any, upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests any shares of Common Stock to be issued in a name other than the Holder’s name. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder’s name until the Trustee receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder’s name. Nothing herein shall preclude any tax withholding required by law or regulations.

(g)           Except as provided in Section 12.4, no adjustment shall be made for dividends on any shares issued upon the conversion of any Security as provided in this Article.

(h)           Upon the conversion of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversion of Securities effected through any Conversion Agent other than the Trustee.

(i)            Upon conversion, a Holder shall not receive any separate cash payment for accrued and unpaid interest except as set forth below. The Company’s settlement of the Conversion Obligations as described above shall be deemed to satisfy its obligation to pay the principal amount of the Security and accrued and unpaid interest to, but not including, the Conversion Date. As a result, accrued and unpaid interest to, but not including, the Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited. Notwithstanding the preceding, if Securities are converted after 5:00 p.m., New York City time, on a Record Date, Holders of such Securities as of 5:00 p.m., New York City time, on the Record Date shall receive the interest payable on such Securities on the corresponding Interest Payment Date notwithstanding the conversion. Securities surrendered for conversion during the period from 5:00 p.m., New York City time, on any Regular Record Date, to 9:00 a.m., New York City time, on the immediately following Interest Payment Date must be accompanied by payment of an amount equal to the interest payable on the Securities so converted; provided, however, that no such payment need be made (i) if the Company has specified a Designated Event Purchase Date that is after a Record Date and on or prior to the corresponding Interest Payment Date; (ii) to the extent of any overdue interest existing at the time of conversion with respect to such Security; or (iii) in respect of any conversion that occurs during the period from 5:00 p.m., New York City time, after the Record Date immediately preceding Stated Maturity. Except as described above, no payment or adjustment shall be made for accrued interest on converted Securities.

(j)            The Person in whose name the certificate for any shares of Common Stock issued upon conversion is registered shall be treated as a stockholder of record on and after the Conversion Date; provided, however, that no surrender of Securities on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Rate in effect on the date that such Securities shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of Securities, such Person shall no longer be a Holder of Securities surrendered for conversion.

(k)           All shares of Common Stock delivered upon such conversion of Restricted Securities shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Securities pursuant to Section 3.5 and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Stock; provided, however, that the Trustee or any agent maintained for the purpose of such conversion shall have provided, to the Company or to the Company’s transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

Section 12.3                   Fractions of Shares.

No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Daily VWAP on the last Trading Day of the applicable Observation Period.

Section 12.4                   Adjustment of Conversion Rate.

The Conversion Rate shall be adjusted from time to time by the Company as follows, except that the Company will not make any adjustments to the Conversion Rate if Holders of the Securities participate (other than in the case of a share split or share combination), at the same time and upon the same terms as holders of the Common Stock and solely as a result of Holding the notes, in any of the transactions described below without having to convert their Securities as if they held a number of shares of Common Stock equal to the applicable Conversion Rate, multiplied by the principal amount (expressed in thousands) of Securities held by such Holder.

(a)           In case the Company shall issue shares of Common Stock as a dividend or distribution to Holders of all or substantially all of the outstanding Common Stock, or shall effect a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0 = the Conversion Rate in effect immediately prior to the Ex-Date of such dividend or distribution, or immediately prior to the effective date of such share split or combination, as applicable;

CR¢ = the Conversion Rate in effect immediately after the Ex-Date of such dividend or distribution or effective date or immediately after the effective date of such share split or combination, as applicable;

OS0 = the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Date or effective date; and

OS¢ = the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share spit or share combination.

Any adjustment made under this Section 12.4(a) shall become effective immediately after the open of business on the Ex-Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination. If any dividend or distribution of the type described in this Section 12.4(a) is declared but not so paid or made, or any share split or combination of the type described in this Section 12.4(a) is announced but the outstanding shares of the Common Stock are not split or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, or not to split or combine the outstanding shares of the Common Stock, as the case may be, to the Conversion Rate that would then be in effect if such dividend, distribution, share split or share combination had not been declared or announced.

(b)           In case the Company shall issue to all or substantially all Holders of its outstanding shares of Common Stock rights, options or warrants entitling them (for a period of not more than sixty (60) calendar days after the record date of the distribution) to subscribe for or purchase shares of Common Stock at a price per share less than the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be adjusted based on the following formula; provided that the Conversion Rate shall be readjusted to the extent that such rights or warrants are not exercised prior to their expiration:

where,

CR0 = the Conversion Rate in effect immediately prior to the Ex-Date for such event;

CR¢ = the Conversion Rate in effect immediately after the Ex-Date for such event;

OS0 = the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such event;

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the average of the Last Reported Sale Prices of Common

Stock over the 10 consecutive Trading Day period ending on the Business Day immediately preceding the date of announcement of such distribution of such rights or warrants.

Any adjustment made under this Section 12.4(b) shall be successively made whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Date for such issuance. To the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.  If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such Ex-Date for such issuance had not occurred.

In determining whether any rights, options or warrants entitle the Holders to subscribe for or purchase shares of Common Stock at less than such Last Reported Sale Prices for the 10 consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Date of such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

(c)           In case the Company shall distribute to all or substantially all Holders of the Common Stock, shares of any class of Capital Stock of the Company (other than Common Stock as covered by subsection (a) of this Section), evidences of its Indebtedness or other assets or property of the Company (including securities, but excluding dividends and distributions covered by subsection (b) or (d) of this Section and distributions described below in this subsection (c) with respect to Spin-Offs) (any of such shares of Capital Stock, Indebtedness, or other asset or property hereinafter in this subsection (c) called the “Distributed Property”), then, in each such case the Conversion Rate shall be adjusted based on the following formula:

where,

CR0 = the Conversion Rate in effect immediately prior to the Ex-Date for such distribution;

CR¢ = the Conversion Rate in effect immediately after the Ex-Date for such distribution;

SP0 = the average of the Last Reported Sale Prices of Common Stock over the 10 consecutive Trading Day period ending on the Business Day immediately preceding the Ex-Date relating to such distribution; and

FMV = the fair market value as determined by the Board of Directors of the shares of Capital Stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the Ex-Date relating to such distribution.

Such adjustment shall become effective immediately prior to the open of business on the Business Day following the date fixed for the determination of stockholders entitled to receive such distribution; provided that if the then fair market value (as so determined) of the portion of the Distributed Property so distributed applicable to one share of Common Stock is equal to or greater than SP0 as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive, for each $1,000 principal amount of Securities upon conversion, the amount of Distributed Property such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Conversion Rate on the Stockholder Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (c) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in determining SP0 above.

With respect to an adjustment pursuant to this subsection (c) where there has been a payment of a dividend or other distribution on the Common Stock or shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit (a “Spin-Off”), the Conversion Rate in effect immediately before 5:00 p.m., New York City time, on the Stockholder Record Date fixed for determination of stockholders entitled to receive the distribution shall be increased based on the following formula:

where,

CR0 = the Conversion Rate in effect immediately prior to the Ex-Date for such distribution;

CR¢ = the Conversion Rate in effect immediately after the Ex-Date for such distribution;

FMV0 = the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to Holders of Common Stock applicable to one share of Common Stock over the first 10 consecutive Trading Day period after the effective date of the Spin-Off; and

MP0 = the average of the Last Reported Sale Prices of the Common Stock over the first 10 consecutive Trading Day period after the effective date of the Spin-Off (the “valuation period”).

Such adjustment shall occur on the 10th Trading Day from, and including, the effective date of the Spin-Off; provided that in respect of any conversion within the 10 Trading Days following any Spin-Off, references within this subsection (c) to 10 days shall be deemed replaced with such lesser number of Trading Days as have elapsed between such Spin-Off and the Conversion Date in determining the applicable Conversion Rate.  If one or more Trading Days of any Observation Period occurs on or after the Ex-Date for a Spin-Off but on or prior to the effective date for such Spin-Off, such Observation Period shall be suspended on the first such Trading Day and shall resume on the second Trading Day of the valuation period for such Spin-Off, with references in the above definitions to 10 Trading Days deemed replaced with references to one (1) Trading Day.

For purposes of this subsection (c), and subsections (a) and (b) of this Section, any dividend or distribution to which this subsection (c) is applicable that also includes shares of Common Stock to which subsection (a) of this Section applies or rights or warrants to subscribe for or purchase shares of Common Stock to which subsection (a) or (b) of this Section applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of Indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants to which this subsection (c) applies (and any Conversion Rate adjustment required by this subsection (c) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by subsections (a) and (b) of this Section with respect to such dividend or distribution shall then be made), except (A) the record date of such dividend or distribution shall be substituted as “the Stockholder Record Date” and “the date fixed for such determination” within the meaning of subsections (a) and (b) of this Section and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding immediately prior to such event” within the meaning of subsection (a) of this Section.

(d)           In case the Company shall pay any cash dividend or distribution to all or substantially all Holders of its Common Stock, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0 = the Conversion Rate in effect immediately prior to the Ex-Date for such distribution;

CR¢ = the Conversion Rate in effect immediately after the Ex-Date for such distribution;

SP0 = the Last Reported Sale Price of Common Stock on the Trading Day immediately preceding the Ex-Date relating to such distribution; and

C = the amount in cash per share we distribute to Holders of Common Stock.

Such adjustment shall become effective immediately after the close of business on the Stockholder Record Date for such dividend or distribution; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than SP0 as above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash such Holder would have received had such Holder owned a number of shares equal to the Conversion Rate on the Stockholder Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

For the avoidance of doubt, for purposes of this subsection (d), in the event of any reclassification of the Common Stock, as a result of which the Securities become convertible into more than one class of Common Stock, if an adjustment to the Conversion Rate is required pursuant to this subsection (d), references in this Section to one share of Common Stock or Last Reported Sale Price of one share of Common Stock shall be deemed to refer to a unit or to the price of a unit consisting of the number of shares of each class of Common Stock into which the Securities are then convertible equal to the numbers of shares of such class issued in respect of one share of Common Stock in such reclassification. The above provisions of this paragraph shall similarly apply to successive reclassifications.

(e)           In case the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for all or any portion of the Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock (taken together) exceeds the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), the Conversion Rate shall be increased based on the following formula:

where,

CR0 = the Conversion Rate in effect on the date such tender or exchange offer expires;

CR¢ = the Conversion Rate in effect on the day next succeeding the date such tender or exchange offer expires;

AC = the aggregate value of all cash and any other consideration as determined by the Board of Directors paid or payable for shares purchased in such tender or exchange offer;

OS0 = the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires;

OS¢ = the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires; and

SP¢ = the average of the Last Reported Sale Prices of Common Stock over the 10 consecutive Trading Day period commencing on the Trading Day next succeeding the date such tender or exchange offer expires.

Such adjustment shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that in respect of any conversion within the 10 Trading Days immediately following, and including, the expiration date of any tender or exchange offer, references with respect to 10 Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date of such tender or exchange offer and the Conversion Date in determining the applicable Conversion Rate. In addition, if the expiration date of such tender or exchange offer occurs on any Trading Day of any Observation Period except the last Trading Day of such Observation Period, such Observation Period shall be suspended on the first Trading Day immediately following such expiration date and shall resume on the second Trading Day immediately following such expiration date, with references in the above definitions to 10 Trading Days deemed replaced with references to one (1) Trading Day. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting all or any such purchases or all or any portion of such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had only been made in respect of the purchases that had been effected.

For purposes of this Section the term “Stockholder Record Date” shall mean, with respect to any dividend, distribution or other transaction or event in which the Holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(g)           In addition to those required by subsections (a), (b), (c), (d) and (e) of this Section, and to the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate of the Securities by any amount for a period of at least 20 calendar days if the Board of Directors determines that such increase would be in the Company’s best interest. In addition, the Company may also (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to Holders of Common Stock or rights to purchase shares of Common Stock in connection with any dividend or distribution of shares (or rights to acquire shares) or similar event. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to the Holder of each Security at his last address appearing on the Security Register provided for in Section 1.6 a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it shall be in effect.

(h)           All calculations and other determinations under this Article shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment shall be made for the Company’s issuance of Common Stock or convertible or exchangeable securities or rights to purchase Common Stock or convertible or exchangeable securities, other than as provided in this Section. No adjustment shall be made to the Conversion Rate unless such adjustment would require a change of at least 1% in the Conversion Rate then in effect at such time. The Company shall carry forward any adjustments that are less than 1% of the Conversion Rate and make such carried forward adjustments, regardless of whether the aggregate adjustment is less than 1% within one year of the first such adjustment carried forward, upon a Designated Event, Fundamental Change and upon each Trading Day during an Observation Period in connection with any conversion of the Securities.

(i)            Notwithstanding Section 12.4(a), (b), (c), (d) or (e), if a Conversion Rate adjustment becomes effective on any Ex-Date and a Holder that has converted Securities on or after such Ex-Date and on or prior to the related record date would be treated as the record holder of shares of Common Stock as of the related Conversion Date based on an adjusted Conversion Rate for such Ex-Date, then the Conversion Rate adjustment relating to such Ex-Date will not be made for such converting Holder.  Instead, such Holder will be treated as if such Holder were the record owner of the shares of the Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(j)            For purposes of this Section, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

(k)           For the avoidance of doubt, if a Holder converts Securities prior to the Effective Date of a Fundamental Change, and the Fundamental Change does not occur, the Holder shall not be entitled to an increased Conversion Rate in connection with such conversion.

(l)            If the application of Section 12.4(a), (b), (c), (d) or (e) (except in the case of an adjustment made in connection with a share combination pursuant to Section 12.4(a)) would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made.

(m)          To the extent that the Company has a rights plan in effect at the time of conversion of Securities into Common Stock, the Holder will receive, in addition to any Common Stock, the rights under the rights plan, unless prior to any conversion, the rights have separated from the Common Stock, in which case the Conversion Rate will be adjusted at the time of separation as if the Company distributed to all holders of the Common Stock, shares Capital Stock, evidences of indebtedness or assets as described in Section 12.4(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Section 12.5                   Notice of Adjustments of Conversion Rate

Whenever the Conversion Rate is adjusted as herein provided:

(1)           the Company shall compute the adjusted Conversion Rate in accordance with Section 12.4 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

(2)           upon each such adjustment, a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with Section 1.6.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

Section 12.6                   Notice of Certain Corporate Actions

In case:

(a)           the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 12.4; or

(b)           the Company shall authorize the granting to all of the Holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants, or

(c)           of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

(d)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each Holder at his address appearing on the Security Register, provided for in Section 1.6, as promptly as possible but in any event at least 25 Scheduled Trading Days prior to the applicable date specified in clause (x) or

(y) below, as the case may be, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the Holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that Holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

Section 12.7                   Company to Reserve Common Stock

The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

Section 12.8                   Taxes on Conversions

Except as provided in the next sentence, the Company shall pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty that may be payable in respect of (i) income of the Holder, or (ii) any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

Section 12.9                   Certain Covenants

(a)         Before taking any action which would cause an adjustment reducing the Conversion Rate below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company shall take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

The Company covenants that all shares of Common Stock issued upon conversion of Securities shall be fully paid and non-assessable by the Company and free from all taxes, liens and changes with respect to the issue thereof.

(b)        The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company shall in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the SEC (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

(c)         The Company further covenants that if at any time the Common Stock shall be listed on any other national securities exchange or automated quotation system the Company shall, if permitted and required by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Securities.

Section 12.10                 Cancellation of Converted Securities

All Securities delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

Section 12.11                 Provision in Case of Effect of Reclassification, Consolidation, Merger or Sale

If any of the following events occur, namely (i) any reclassification of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination), (ii) any consolidation, merger or combination of the Company with another Person, or (iii) any sale or conveyance of all or substantially all of the property and assets of the Company to any other Person, in each case as a result of which Holders of outstanding Common Stock shall be entitled to receive cash, securities or other property or assets (the “Reference Property”) with respect to or in exchange for such Common Stock (any such event a “Merger Event”), then:

(a)           the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) permitted under Section 8.1(12) providing for the conversion and settlement of the Securities as set forth in this Indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article and the Trustee may conclusively rely on the determination by the Company of the equivalency of such adjustments. If, in the case of any Merger Event, the Reference Property includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent required by the Board of Directors and practicable the provisions providing for the repurchase rights set forth in Article XIV.

In the event the Company shall execute a supplemental indenture pursuant to this Section, the Company shall promptly file with the Trustee an Officers’ Certificate briefly stating the reasons therefore, the kind or amount of cash, securities or property or asset that shall constitute the Reference Property after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly mail notice thereof to all Holders.

(b)           Notwithstanding the provisions of Section 12.2(a) and Section 12.2(b), and subject to the provisions of Section 12.1, at the effective time of such Merger Event, the right to convert each $1,000 principal amount of Securities shall be changed to a right to convert such Security by reference to the Reference Property; provided, however, upon conversion, a Holder shall be entitled thereafter to convert its Securities into cash and the same type (and in the same proportion) of Reference Property, based on the Daily Settlement Amounts of Reference Property in an amount equal to the applicable Conversion Rate, as described under Section 12.2(b).

For purposes of determining the constitution of Reference Property, the type and amount of consideration that a holder of Common Stock would have been entitled to in the case of reclassifications, consolidations, mergers, sales or conveyance of assets or other transactions that cause the Common Stock to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election) shall be deemed to be the weighted average of the types and amounts of consideration received by holders of Common Stock that affirmatively make such an election. The Company shall not become a party to any such transaction unless its terms are consistent with the preceding. None of the foregoing provisions shall affect the right of a Holder of Securities to convert its Securities in accordance with the provisions of this Article prior to the Effective Date.

(c)           The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at his address appearing on the Security Register provided for in this Indenture, within 20 days after execution thereof.  Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

(d)           The above provisions of this Section shall similarly apply to successive Merger Events.

Section 12.12                 Responsibility of Trustee for Conversion Provisions

The Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

ARTICLE XIII
[RESERVED]

ARTICLE XIV
REPURCHASE OF SECURITIES

Section 14.1                   Right to Require Repurchase Upon a Designated Event.

(a)           If a Designated Event occurs at any time, then each Holder shall have the right, at such Holder’s option, to require the Company to repurchase all of such Holder’s Securities or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple of $1,000, for cash on the date (the “Designated Event Repurchase Date”) specified by the Company that is not less than twenty (20) calendar days and not more than thirty five (35) calendar days after the date of the Designated Event Company Notice at a repurchase price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon to, but excluding, the Designated Event Repurchase Date (unless the Designated Event Repurchase Date is between a regular Record Date and the corresponding Interest Payment Date) (the “Designated Event Repurchase Price”); provided, however, that notwithstanding the foregoing, Holders shall not have the right to require the Company to repurchase any Securities under clauses (1) or (2) of the definition of Fundamental Change (and the Company shall not be required to deliver the Designated Event Repurchase Notice incidental thereto) if at least 90% of the consideration paid for the Common Stock (excluding cash payments for fractional shares and cash payments made pursuant to dissenters’ appraisal rights) in a merger or consolidation or a conveyance, sale, transfer or lease otherwise constituting a Fundamental Change under such clause (2) consists of shares of Capital Stock traded on the New York Stock Exchange or another U.S. national securities exchange or quoted on The NASDAQ Global Select Market or another established automated over-the-counter trading market in the United States (or will be so traded or quoted immediately following the merger, consolidation, conveyance, sale, transfer or lease) and, as a result of the merger, consolidation, conveyance, sale, transfer or lease, the Securities become convertible into such shares of such Capital Stock.

Repurchases of Securities under this Section shall be made, at the option of the Holder thereof, upon:

(i)            delivery to the Trustee (or other Paying Agent appointed by the Company) by a Holder of a duly completed notice (the “Designated Event Repurchase Notice”) in the form set forth on the reverse of the Security prior to the close of business on the third Business Day immediately preceding the Designated Event Repurchase Date; and

(ii)           delivery or book-entry transfer (in compliance with Applicable Procedures) of the Securities to the Trustee (or other Paying Agent appointed by the Company) at any time after delivery of the Designated Event Repurchase Notice (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery being a condition to receipt by the Holder of the Designated Event Repurchase Price therefor; provided that such Designated Event Repurchase Price shall be so paid pursuant to this Section only if the Security so delivered to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Designated Event Repurchase Notice.

The Designated Event Repurchase Notice shall state:

(A)          if certificated, the certificate numbers of Securities to be delivered for repurchase;

(B)           the portion of the principal amount of Securities to be repurchased, which must be $1,000 or an integral multiple thereof, and

(C)           that the Securities are to be repurchased by the Company pursuant to the applicable provisions of the Securities and this Indenture.

Any purchase by the Company contemplated pursuant to the provisions of this Section shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Designated Event Repurchase Date and the time of the book-entry transfer or delivery of the Security.

The Trustee (or other Paying Agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Designated Event Repurchase Notice or written notice of withdrawal thereof in accordance with the provisions of subsection (c) of this Section.

Any Security that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

(b)           On or before the tenth day after the occurrence of any Designated Event, the Company shall provide to all Holders of record of the Securities and the Trustee and Paying Agent a notice (the “Designated Event Company Notice”) of the occurrence of such Designated Event and of the repurchase right at the option of the Holders arising as a result thereof. Such mailing shall be by first class mail. Simultaneously with providing such Designated Event Company Notice, the Company shall publish a notice containing the information included therein on the Company’s website or through such other public medium as the Company may use at such time.

Each Designated Event Company Notice shall specify:

(i)            the events causing the Designated Event and whether such Designated Event also constitutes a Fundamental Change;

(ii)           the date of the Designated Event;

(iii)          the Designated Event Repurchase Date and the last date on which a Holder may exercise the repurchase right;

(iv)          the Designated Event Repurchase Price or the Fundamental Change repurchase price, if applicable;

(v)           the name and address of the Paying Agent and the Conversion Agent, if applicable;

(vi)          the applicable Conversion Rate and any adjustments to the applicable Conversion Rate;

(vii)         that the Securities with respect to which a Designated Event Repurchase Notice has been delivered by a Holder may be converted only if the Holder withdraws the Designated Event Repurchase Notice in accordance with the terms of this Indenture;

(viii)        that the Holder must exercise the repurchase right on or prior to the close of business on the third Business Day immediately preceding the Designated Event Repurchase Date (the “Designated Event Expiration Time”);

(ix)           that the Holder shall have the right to withdraw any Securities surrendered prior to the Designated Event Expiration Time, and

(x)            the procedures that Holders must follow to require the Company to repurchase their Securities.

No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Securities pursuant to this Section.

(c)           A Designated Event Repurchase Notice may be withdrawn in whole or in part by means of a written notice of withdrawal delivered to the Paying Agent in accordance with the Designated Event Company Notice at any time prior to the close of business on the Business Day prior to the Designated Event Repurchase Date, specifying:

(i)            if certificated Securities have been issued, the certificate numbers of the withdrawn Securities,

(ii)           the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

(iii)          the principal amount, if any, of such Security that remains subject to the original Designated Event Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000;

provided, however, that if the Securities are not in certificated form, the notice must comply with appropriate procedures of the Depositary.

(d)           On or prior to 11:00 a.m. (New York City time) on the Business Day following the Designated Event Repurchase Date, the Company shall deposit with the Trustee (or other Paying Agent appointed by the Company or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to repurchase on the Designated Event Repurchase Date all of the Securities to be repurchased on such date at the Designated Event Repurchase Price. Subject to receipt of funds and/or Securities by the Trustee (or other Paying Agent appointed by the Company), payment for Securities surrendered for repurchase (and not withdrawn) prior to the Designated Event Expiration Time shall be made promptly after the later of (x) the Designated Event Repurchase Date with respect to such Security (provided the Holder has satisfied the conditions to the payment of the Designated Event Repurchase Price in this Section), and (y) the time of book-entry transfer or the delivery of such Security to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by this Section by mailing checks for the amount payable to the Holders of such Securities entitled thereto as they shall appear in the Security Register, provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Designated Event Repurchase Price.

(e)           If the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to repurchase on the Designated Event Repurchase Date all the Securities or portions thereof that are to be purchased as of the Business Day following the Designated Event Repurchase Date, then on and after the Designated Event Repurchase Date (i) such Securities shall cease to be outstanding, (ii) interest shall cease to accrue on such Securities, and (iii) all other rights of the Holders of such Securities shall terminate, whether or not book-entry transfer of the Securities has been made or the Securities have been delivered to the Trustee or Paying Agent, other than the right to receive the Designated Event Repurchase Price upon delivery or transfer of the Securities.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

PRICELINE.COM INCORPORATED

By:	/s/ Daniel J. Finnegan
Name:	Daniel J. Finnegan
Title:	Chief Financial Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
as Trustee

By:	/s/ Herbert J. Lemmer
Name:	Herbert J. Lemmer
Title:	Vice President